POWER OF ATTORNEY
                                -----------------

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, the World Funds Trust, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is a Trustee of the Trust;

       NOW, THEREFORE, the undersigned hereby revokes any previous appointments and appoints Karen M. Shupe, Lauren Jones, and John Pasco III his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, this power of attorney shall empower the appointee to execute and file any amendment(s) and supplements to the Trust's Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process on his behalf.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16(th) day of May, 2014.

                                                      /s/ David J. Urban
                                                      ------------------
                                                      David J. Urban, Trustee

COMMONWEALTH OF VIRGINIA)
                    )
                    )     ss:
CITY OF RICHMOND    )

       Before me, a Notary Public, in and for said city and state, personally appeared David J. Urban, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 16(th) day of May, 2014.

       /s/ Dollie H. Walden
       ----------------------------------
       Notary Public
       Commonwealth of Virginia
       My Commission Expires: February 29, 2016

                                POWER OF ATTORNEY
                                -----------------

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, the World Funds Trust, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is a Trustee of the Trust;

       NOW, THEREFORE, the undersigned hereby revokes any previous appointments and appoints Karen M. Shupe, Lauren Jones, and John Pasco III his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, this power of attorney shall empower the appointee to execute and file any amendment(s) and supplements to the Trust's Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process on his behalf.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16(th) day of May, 2014.

                                                   /s/ Mary Lou H. Ivey.
                                                   ---------------------
                                                   Mary Lou H. Ivey, Trustee

COMMONWEALTH OF VIRGINIA)
                    )
                    )     ss:
CITY OF RICHMOND    )

       Before me, a Notary Public, in and for said city and state, personally appeared Mary Lou H. Ivey, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 16(th) day of May, 2014.

       /s/ Dollie H. Walden
       ----------------------------------
       Notary Public
       Commonwealth of Virginia
       My Commission Expires: February 29, 2016

                                POWER OF ATTORNEY
                                -----------------

       KNOW ALL MEN BY THESE PRESENTS:

       WHEREAS, the World Funds Trust, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is a Trustee of the Trust;

       NOW, THEREFORE, the undersigned hereby revokes any previous appointments and appoints Karen M. Shupe, Lauren Jones, and John Pasco III his attorney for him and in his name, place and stead, and in his office and capacity in the Trust, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, this power of attorney shall empower the appointee to execute and file any amendment(s) and supplements to the Trust's Registration Statement and all instruments necessary or incidental in connection therewith and to file the same with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process on his behalf.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16(th) day of May, 2014.

                                                   /s/ Theo H. Pitt, Jr.
                                                   ---------------------
                                                   Theo H. Pitt, Jr., Trustee

COMMONWEALTH OF VIRGINIA)
                    )
                    )     ss:
CITY OF RICHMOND    )

       Before me, a Notary Public, in and for said city and state, personally appeared Theo H. Pitt, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

       WITNESS my hand and official seal this 16(th) day of May, 2014.

       /s/ Dollie H. Walden
       ----------------------------------
       Notary Public
       Commonwealth of Virginia
       My Commission Expires: February 29, 2016